Annual Total Returns- Vanguard Inflation-Protected Securities Fund (Investor Shares for Annuity) [BarChart] - Investor Shares for Annuity - Vanguard Inflation-Protected Securities Fund - Investor Shares	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
Total	13.24%	6.78%	(8.92%)	3.83%	(1.83%)	4.52%	2.81%	(1.49%)	8.06%	10.90%